SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  May 19, 1999



                           GLENAYRE TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


Delaware                                0-15761                     98-0085742
--------                                -------                     ----------
(State or other jurisdiction          (Commission                    (IRS Employer
of incorporation)                     File Number)             Identification No.)



5935 Carnegie Boulevard, Charlotte, North Carolina                     28209
--------------------------------------------------------------------------------
        (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code   (704) 553-0038
                                                   ----------------------------

                                 Not applicable
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



                                Page 1 of 4 Pages

ITEM 5.  OTHER EVENTS.

         The Registrant announced that it holds approximately $49 million in receivables from CONXUS Communications, Inc. which filed for Chapter 11 Bankruptcy on May 18, 1999. The Registrant's News Release is filed herewith as
Exhibit 99 to this Report.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

                  99. Registrant's News Release dated May 19, 1999.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     GLENAYRE TECHNOLOGIES, INC.



                                                     By   s/Billy C. Layton
                                                         ----------------------
                                                            Billy C. Layton
                                                            Vice President


Dated:  May 24, 1999













                                Page 2 of 4 Pages

                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.


                                    EXHIBITS

                                    FORM 8-K
                                 CURRENT REPORT


Date of Report                             Commission File Number
May 19, 1999                                              0-15761


                           GLENAYRE TECHNOLOGIES, INC.

                                  EXHIBIT INDEX


Exhibit No.           Exhibit Description
-----------           -------------------
   99                 Glenayre Technologies, Inc. News Release dated May 19,
                         1999.






















                                Page 3 of 4 Pages